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                                                                   Exhibit 10.14

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                     STANDARD NAME LICENSING AGREEMENT TERMS


                                 WITH RESPECT TO



                       ALLSTATE LIFE GLOBAL FUNDING TRUSTS


                               DATED AS OF -, 2003

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                                TABLE OF CONTENTS

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                                                                            PAGE
ARTICLE 1 DEFINITIONS .........................................................1

 SECTION 1.1.   DEFINITIONS ...................................................1
 SECTION 1.2.   OTHER DEFINITIONAL PROVISIONS .................................2

ARTICLE 2 GRANT OF LICENSE; INDEPENDENT CONTRACTORS ...........................2

 SECTION 2.1.   GRANT OF LICENSE ..............................................2
 SECTION 2.2.   INDEPENDENT CONTRACTORS .......................................2

ARTICLE 3 AGREEMENTS AND ACKNOWLEDGEMENTS OF LICENSEE .........................2

 SECTION 3.1.   AGREEMENTS AND ACKNOWLEDGEMENTS OF LICENSEE ...................2

ARTICLE 4 INFRINGEMENT PROCEEDINGS ............................................4

 SECTION 4.1.   NOTIFICATION OF UNAUTHORIZED USE ..............................4
 SECTION 4.2.   PAYMENTS FOR DAMAGES ..........................................4

ARTICLE 5 TERM AND TERMINATION ................................................4

 SECTION 5.1.   TERM ..........................................................4
 SECTION 5.2.   AUTOMATIC TERMINATION .........................................5
 SECTION 5.3.   IMMEDIATE TERMINATION .........................................5
 SECTION 5.4.   TERMINATION ON NOTICE .........................................5

ARTICLE 6 EFFECT OF TERMINATION ...............................................5

 SECTION 6.1.   CHANGE OF LICENSEE MARKS ......................................5
 SECTION 6.2.   LICENSEE COOPERATION ..........................................5
 SECTION 6.3.   RIGHTS IN LICENSED MARKS ......................................5

ARTICLE 7 MISCELLANEOUS .......................................................6

 SECTION 7.1.   ENFORCEMENT ...................................................6
 SECTION 7.2.   SEVERABILITY ..................................................6
 SECTION 7.3.   ENTIRE AGREEMENT ..............................................6
 SECTION 7.4.   AMENDMENT OF NAME LICENSING AGREEMENT .........................6
 SECTION 7.5.   GOVERNING LAW .................................................6
 SECTION 7.6.   CONSENT TO JURISDICTION .......................................6
 SECTION 7.7.   WAIVER OF JURY TRIAL ..........................................6

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 SECTION 7.8.   NO WAIVER .....................................................7
 SECTION 7.9.   REMEDIES CUMULATIVE ...........................................7
 SECTION 7.10.  NOTICES .......................................................7
 SECTION 7.11.  COUNTERPARTS ..................................................7

 APPENDIX A     LICENSED MARKS ..............................................A-1
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     This document constitutes the Standard Name Licensing Agreement Terms, dated as of -, 2003, which will be incorporated by reference in the Name Licensing Agreement (as defined below) between Allstate Insurance Company (the "Licensor") and the Trust (as defined below) (the "Licensee").

     These Standard Name Licensing Agreement Terms shall be of no force and effect unless and until incorporated by reference in, and then only to the extent not modified by, the Name Licensing Agreement.

     The following terms and provisions shall govern the use of the Licensor's Licensed Marks (as defined below) by the Licensee, subject to contrary terms and provisions expressly adopted in the Name Licensing Agreement, which contrary terms shall be controlling.

                                    ARTICLE 1
                                   DEFINITIONS

     SECTION 1.1. DEFINITIONS. The following terms, as used herein, have the following meanings:

     "LICENSED MARKS" shall include all marks listed on Appendix A attached hereto as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "LICENSED SERVICES" means the activities necessary to accomplish all purposes of the Trust as set forth in the Trust Agreement.

     "LICENSEE" means the Trust.

     "LICENSOR" means Allstate Insurance Company, an Illinois stock insurance company, and its successors.

     "NAME LICENSING AGREEMENT" means that certain Name Licensing Agreement included in Section - of the Series Instrument, between Licensor and Licensee, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust (including any beneficiary thereof), bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and governments and agencies and political subdivisions thereof.

     "PROGRAM DOCUMENTS" has the meaning set forth in the Trust Agreement.

     "SERIES INSTRUMENT" means the series instrument pursuant to which certain Program Documents are executed and the Trust is established.

     "TERRITORY" shall mean worldwide.

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     "TRUST" means the Allstate Life Global Funding Trust specified in the
Series Instrument, together with its permitted successors and assigns.

     "TRUST AGREEMENT" means that certain trust agreement included in Section - of the Series Instrument, between AMACAR Pacific Corp., as Administrator and Wilmington Trust Company, as the Delaware Trustee, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     SECTION 1.2. OTHER DEFINITIONAL PROVISIONS. For all purposes of the Name Licensing Agreement except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article shall have the meanings ascribed to them in this Article and shall include the plural as well as the singular;

     (b) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation";

     (c) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting the Name Licensing Agreement or the intent of the parties to the Name Licensing Agreement;

     (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to the Name Licensing Agreement as a whole and not to any particular Article, Section, Appendix or other subdivision; and

     (e) references herein to Articles, Sections and Appendices shall, unless otherwise specified, refer respectively to Articles, Sections and Appendices hereof.

                                    ARTICLE 2
                    GRANT OF LICENSE; INDEPENDENT CONTRACTORS

     SECTION 2.1. GRANT OF LICENSE. Licensor hereby grants to Licensee for the term of the Name Licensing Agreement a nonexclusive, nontransferable right and license to use the Licensed Marks for the Licensed Services within the Territory. Licensor is not representing that it has rights with respect to Licensed Marks or the Licensed Marks in every jurisdiction within the Territory.

     SECTION 2.2. INDEPENDENT CONTRACTORS. Licensor and Licensee are independent contractors and are not, and shall not, represent themselves as principal and agent, partners or joint venturers.

                                    ARTICLE 3
                   AGREEMENTS AND ACKNOWLEDGEMENTS OF LICENSEE

     SECTION 3.1. AGREEMENTS AND ACKNOWLEDGEMENTS OF LICENSEE. Licensee acknowledges and agrees that:

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     (a)  Licensor is the sole owner of the Licensed Marks;

     (b) Licensee shall do nothing inconsistent with the ownership of the Licensed Marks by Licensor;

     (c) all use of the Licensed Marks by Licensee shall inure only to the benefit of and be on behalf of Licensor;

     (d) Licensee shall assist Licensor in executing any additional documents that may be necessary or desirable to effect the protection of Licensor's interests in Licensed Marks, including, but not limited to, the execution of any and all documents required by governmental agencies in order to register or maintain trademark and service mark registrations; in addition, Licensee shall not oppose Licensor's registration of the Licensed Marks nor take action that jeopardizes Licensor's rights in Licensed Marks;

     (e) nothing in the Name Licensing Agreement shall give Licensee any right, title or interest in Licensed Marks other than the license granted in the Name Licensing Agreement;

     (f) Licensee shall not attack or challenge in any way Licensor's rights in and to Licensed Marks or the validity or enforceability of the Name Licensing Agreement;

     (g) Licensee shall not assign any of the rights granted under the Name Licensing Agreement without the prior express written consent of Licensor;

     (h) Licensee shall not grant to any Person a right and license to use the Licensed Marks without the prior express written consent of Licensor;

     (i) Licensee shall not use any Licensor's Mark not covered by the Name Licensing Agreement which is the property or is claimed as the property of Licensor or Licensor's subsidiaries or affiliates, except with the prior express written consent of Licensor;

     (j) Licensee shall comply with all applicable law, rules and regulations pertaining to its business;

     (k) Licensor has the sole and exclusive right to control the appearance of the Licensed Marks, including the quality of the mark in the Licensed Marks;

     (l) the nature and quality of the business conducted by Licensee under the Licensed Marks, and all related advertising, promotional and other uses of Licensed Marks by Licensee shall conform to standards set by and under the control of Licensor and communicated to Licensee from time to time;

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     (m)  except as otherwise agreed in writing by Licensor from time to time,
          Licensee shall submit to - of Licensor for Licensor's prior approval representative samples of all proposed materials bearing the Licensed Marks, to the extent that such materials are not contained in the Registration Statement on Form S-3 (File No. 333--), as amended and exhibits thereto;

     (n) Licensor shall have the right to inspect, upon reasonable notice, the business facilities of Licensee and to request submission of written materials at any time during the term of the Name Licensing Agreement so that Licensor may satisfy itself that quality standards are being appropriately complied with and will immediately modify or discontinue any use of Licensed Marks that Licensor deems not to be in compliance with its quality standards;

     (o) the standards of conduct of Licensee's business shall be equivalent to the high standards of quality and ethics characteristic of the businesses conducted by Licensor;

     (p) the value and goodwill of the Licensed Marks accrues solely to Licensor; and

     (q) Licensee will not act or use Licensed Marks in any manner which may, in Licensor's judgment, be in bad taste, be inconsistent with Licensor's public image or which may in any way disparage Licensor or its reputation including, but not limited to, types and placement of advertising, or take any action which will harm or jeopardize the Licensed Marks or Licensor's ownership thereof.

                                    ARTICLE 4
                            INFRINGEMENT PROCEEDINGS

     SECTION 4.1. NOTIFICATION OF UNAUTHORIZED USE. Licensee agrees to promptly notify Licensor of any unauthorized use of any of Licensed Marks as such unauthorized use comes to Licensee's attention. Licensor shall have the sole right and discretion to take any action relating to Licensed Marks; PROVIDED, that Licensee agrees to cooperate fully, should Licensor decide to take any such action.

     SECTION 4.2. PAYMENTS FOR DAMAGES. If infringement proceedings result in an award of damages or the payment of any sums to Licensor, any such damages or payments shall belong solely to Licensor.

                                    ARTICLE 5
                              TERM AND TERMINATION

     SECTION 5.1. TERM. The Name Licensing Agreement shall continue in force and effect for so long as Licensee continues to exist in accordance with the terms of the Trust Agreement, unless it is sooner terminated as provided for in the Name Licensing Agreement.

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     SECTION 5.2. AUTOMATIC TERMINATION. The Name Licensing Agreement shall automatically terminate upon the happening of any of the following events:

     (a) Licensee is ordered or adjudged bankrupt, is placed under the supervision of a receiver, or enters into any scheme or composition with creditors to make an assignment for the benefit of creditors;

     (b) any assets of Licensee are seized or attached in conjunction with any action against Licensee by a third party; or

     (c) any of the assets of Licensee are seized or appropriated by any governmental authority, whether or not compensation for such action is offered to Licensee.

     SECTION 5.3. IMMEDIATE TERMINATION. Licensor shall have the right, but not the obligation, to immediately terminate the Name Licensing Agreement and all rights granted under the Name Licensing Agreement in the event that Licensee (a) ceases to conduct business as a statutory trust, (b) breaches any of its representations, agreements, covenants and undertakings in the Name Licensing Agreement, (c) fails to comply with laws, rules and regulations applicable to it or the conduct of its business to the complete satisfaction of Licensor, (d) acts in a manner that impugns Licensor's reputation or (e) uses the Licensed Marks in a manner that is inconsistent with or beyond the scope of the license granted herein.

     SECTION 5.4. TERMINATION ON NOTICE. Licensor may terminate the Name Licensing Agreement without cause upon the provision of ten days' prior written notice to Licensee.

                                    ARTICLE 6
                              EFFECT OF TERMINATION

     SECTION 6.1. CHANGE OF LICENSEE MARKS. Upon termination of the Name Licensing Agreement, Licensee agrees to immediately change Licensee's name as to not include any Licensed Marks, and to discontinue and not to use in the future any of the Licensed Marks, any trade name incorporating any of the Licensed Marks, or any terms confusingly similar to any of Licensed Marks.

     SECTION 6.2. LICENSEE COOPERATION. Upon termination of the Name Licensing Agreement, Licensee agrees to cooperate fully with Licensor to amend or cancel any governmental recordations or approvals pertaining to any tradenames, trademarks or servicemarks which consist of or include any of Licensed Marks.

     SECTION 6.3. RIGHTS IN LICENSED MARKS. Upon termination of the Name Licensing Agreement, any and all rights in the Licensed Marks heretofor granted to Licensee and the goodwill connected therewith shall remain the property of Licensor.

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                                    ARTICLE 7
                                  MISCELLANEOUS

     SECTION 7.1. ENFORCEMENT. The parties agree that any breaches of the Name Licensing Agreement shall cause irreparable injury to the nonbreaching party and that an injunction shall be an appropriate remedy.

     SECTION 7.2. SEVERABILITY. In the event any provision of, or obligation under, the Name Licensing Agreement shall be invalid, illegal or unenforceable, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby to the fullest extent permitted under applicable law.

     SECTION 7.3. ENTIRE AGREEMENT. The Name Licensing Agreement constitutes the entire agreement between the parties hereto relating to the subject matter of the Name Licensing Agreement, and supersedes all previous agreements between the parties, whether written or oral.

     SECTION 7.4. AMENDMENT OF NAME LICENSING AGREEMENT. Any amendments, modifications, restatements, supplements or replacements of the Name Licensing Agreement, or waivers or consents to the Name Licensing Agreement, shall be in writing signed by the parties.

     SECTION 7.5. GOVERNING LAW. The Name Licensing Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to its choice of law principles.

     SECTION 7.6. CONSENT TO JURISDICTION. Each party to the Name Licensing Agreement submits to the nonexclusive jurisdiction of the United States Federal court located in Cook County, Illinois, for purposes of any legal proceeding arising out of or relating to the Name Licensing Agreement or the transactions contemplated by the Name Licensing Agreement. Each party to the Name Licensing Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to the Name Licensing Agreement consents to process being served in any suit, action or proceeding with respect to the Name Licensing Agreement, or any document delivered pursuant to the Name Licensing Agreement by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under the Name Licensing Agreement or to any other address of which it shall have given written notice to the other party. The foregoing shall not limit the ability of any party to the Name Licensing Agreement to bring suit in the courts of any other jurisdiction.

     SECTION 7.7. WAIVER OF JURY TRIAL. Each of the parties to the Name Licensing Agreement irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to the Name Licensing Agreement or any claims or

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transactions in connection with the Name Licensing Agreement. Each of the parties to the Name Licensing Agreement hereby acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived hereby.

     SECTION 7.8. NO WAIVER. No failure on the part of Licensor to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Name Licensing Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver.

     SECTION 7.9. REMEDIES CUMULATIVE. No right, power or remedy of Licensor under the Name Licensing Agreement shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or existing by law or in equity.

     SECTION 7.10. NOTICES. All notices, demands, or other communications required or permitted to be given under the Name Licensing Agreement shall be given in writing by delivering the same against receipt thereof by facsimile transmission (confirmed by registered or certified mail, postage prepaid, return receipt requested), or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of a confirmation, if sent by facsimile):

     If to Licensor:     Allstate Insurance Company
                         3100 Sanders Road
                         Northbrook, Illinois 60062
                         Attention: -
                         Facsimile: -

     If to Licensee:     Allstate Life Global Funding
                         c/o AMACAR Pacific Corp.
                         6525 Morrison Boulevard, Suite 318
                         Charlotte, North Carolina 28211
                         Attention: President
                         Facsimile: (704) 365-1362

or at such other address as shall be designated by any party in a written notice to the other party.

     SECTION 7.11. COUNTERPARTS. The Name Licensing Agreement and any amendments, modifications, restatements, supplements and/or replacements of the Name Licensing Agreement, or waivers or consents to the Name Licensing Agreement, may be executed in any number of counterparts, and by different parties to the Name Licensing Agreement in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together shall constitute

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one and the same instrument. The Name Licensing Agreement shall become effective upon the execution of a counterpart by each of the parties.

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                                   APPENDIX A
                                 LICENSED MARKS

-  Allstate

-  Allstate Life

-  [ALLSTATE(SM) LOGO]

                                       A-1